Asset Dispositions and Impairments	3 Months Ended
Mar. 31, 2012
Asset Dispositions and Impairments [Abstract]
Asset Dispositions and Impairments

Note 4. Asset Dispositions and Impairments

During the three months ended March 31, 2012, the Company sold one wholly-owned hotel for cash proceeds of approximately $11 million, net, and recognized a pre-tax loss of $7 million related to the sale. The hotel was sold subject to a long-term franchise agreement.

During the three months ended March 31, 2011, the Company recorded an impairment charge of $32 million to write off its noncontrolling interest in a joint venture that owns a hotel in Tokyo, Japan.